UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

CYS Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Totten Pond Road, 6th Floor

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip code)

(617) 639-0440

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 4, 2017, CYS Investments, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (the “Placement Agent”) pursuant to which the Company may sell up to 20,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), from time to time through the Placement Agent.

Pursuant to the Equity Distribution Agreement, the Shares may be offered and sold through the Placement Agent in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, in privately negotiated transactions (which may include block trades). Under the Equity Distribution Agreement, the Placement Agent will be entitled to compensation of up to 2.00% of the gross proceeds from the sale of the Shares sold through the Placement Agent from time to time pursuant to the terms of the Equity Distribution Agreement. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement and may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-218161). The Company has filed a prospectus supplement, dated August 4, 2017, to the prospectus, dated May 22, 2017, with the Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company has engaged, and may in the future engage, in investment banking, brokerage and other dealings with the Placement Agent and its affiliates in the ordinary course of business and has paid, and expects to pay, customary fees and commissions for their services on those transactions, respectively.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1, and which is incorporated herein by reference.

In connection with the filing of the Equity Distribution Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its special Maryland law counsel, Venable LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1†	Equity Distribution Agreement, dated August 4, 2017 by and between the Company and JMP Securities LLC.

5.1†	Opinion of Venable LLP, dated August 4, 2017 regarding the legality of the Shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

†	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Date: August 4, 2017	By:	/s/ Thomas A. Rosenbloom
	Name:	Thomas A. Rosenbloom
	Title:	Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1†	Equity Distribution Agreement, dated August 4, 2017 by and between the Company and JMP Securities LLC.

5.1†	Opinion of Venable LLP, dated August 4, 2017 regarding the legality of the Shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

†	Filed herewith.

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